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                                                        EXHIBIT ITEM 7(c) 10.3



                            INVESTMENT AGREEMENT



       THE PARTS SOURCE, INC., DBA ACE AUTO PARTS, a Florida corporation (the "Company"), having its principal place of business at 1751 South Missouri Avenue, Clearwater, Florida 34616, telephone (813) 588-0377, facsimile (813) 581-0695, and AUTOPARTS FINANCE COMPANY, INC., a Delaware corporation (the "Investor"), having its principal place of business at 15710 John F. Kennedy Boulevard, Suite 700, Houston, Texas 77032, telephone (713) 507-1135, facsimile (713) 507-1367 hereby agree as follows:

                                   PREAMBLE:

         1. The Company has offered shares of its Common Stock, par value $.001 per share (the "Common Stock") to the Investor.

         2. The Common Stock is being offered pursuant to exemptions provided by Section 4(2) of the Securities Act of 1933 (the "Securities Act"), and the Common Stock issued will be subject to certain transfer restrictions as set forth herein.


                                     TERMS:

ARTICLE 1.       OFFER AND ACCEPTANCE

         Section 1.1. Offer. Subject to the terms and conditions of this Agreement, the Investor hereby offers to purchase the number of shares of Common Stock set forth below for and in consideration of the purchase price of $2,500,000.00.

         Number of Shares:            227,273
         Per Share Purchase Price:    $11.00

         Section 1.2. Acceptance. The Company hereby accepts the Offer in consideration of the purchase price specified in Section 1.1 of this Agreement. Unless and until the Company accepts this Agreement and the Company receives payment in full for the shares of Common Stock sold hereunder (the "Purchased Shares"), the Investor will not become a holder of the Purchase Shares and such securities will not be considered issued or outstanding.


ARTICLE 2.       CLOSING DATE; DELIVERY

         Section 2.1. Closing Date.   The closing for the purchase and sale of
the Purchased Shares
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(the "Closing") shall be held at the offices of Schifino & Fleischer, P.A, One
Tampa City Center, Suite 2700, Tampa, Florida 33602 on or before October 25, 1996 at 10:00 a.m. or at such other time and place as the Company and the Investor may from time to time in writing mutually agree (the "Closing Date").

         Section 2.2. Closing. At the Closing, the Company will issue a certificate registered in the name of the Investor representing the Purchased Shares against payment of the purchase price therefor by wire transfer. The Company will deliver such certificate to the Investor promptly after the Closing.

ARTICLE 3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Investors as follows:

         Section 3.1. Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. The Company has all requisite corporate power to own and operate its properties and assets, to carry on its business as presently conducted, to execute and deliver this Agreement, to sell and issue the Purchase Shares hereunder and to carry out and perform its obligations under the terms of this Agreement.

         Section 3.2. Authorization. All corporate action of the part of the Company, its directors and stockholders necessary to authorize the execution and delivery of this Agreement, the performance of the Company's obligations hereunder and the sale and issuance of the Purchase Shares has been duly taken or will be taken before the Closing. This Agreement has been duly executed and delivered by the Company and is a valid and legally binding obligation of the Company, which is enforceable against the Company in accordance with its terms. The execution and delivery of this Agreement by the Company, the performance of its obligations hereunder and the sale and issuance of the Purchased Shares will not violate any law applicable to the Company or its Articles of Incorporation or Bylaws or breach or be a default under (with or without the giving of notice or the lapse of time) any material contract, agreement or instrument to which the Company is a party. The Purchased Shares have been duly authorized and, when issued and paid for in accordance with the terms of this Agreement will be validly issued, fully paid and nonassessable and free and clear of all liens, encumbrances and adverse claims other than restrictions on transfer under this Agreement and applicable federal and state securities laws or those that are imposed by or through the Investor.

         Section 3.3. No Registration Requirement. Subject to the truth and accuracy of the representations of the Investor set forth in Article 4 of this Agreement, the offer, sale and issuance of the Purchased Shares as contemplated by this Agreement are exempt from the registration and prospectus delivery requirements of Section 5 of the Securities Act, and neither the Company nor any person acting on its behalf will take any action hereafter that would cause the loss of such exemption.



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         Section 3.4.  Disclosure.  The Company has previously delivered to the
Investor a copy of its (i) Prospectus dated April 8, 1996; and (ii) Form 10-Q's for the quarterly periods ended March 31, 1996 and June 30, 1996. There has been no material adverse change in the Company's financial position or results, business or prospects since the date thereof. Neither the representations or warranties by the Company contained in this Agreement nor any other statement or certificate furnished or to be furnished to the Investors pursuant hereto or in connection with the transactions contemplated hereby by the Company (when read together) contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein or herein not misleading in light of the circumstances under which they were made.

         Section 3.5. Capital Stock of Company. Schedule A hereto sets forth a true and complete list of the number of shares of all capital stock and options authorized, issued and outstanding as of a recent date.

ARTICLE 4.   REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

         The Investor hereby represents and warrants to the Company as follows:

         Section 4.1. Private Offering. The Investor understands that the Purchased Shares have not been registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of Purchased Shares hereunder is exempt form registration under the Securities Act pursuant to Section 4(2) thereof, that the Company's reliance on such exemption is predicated on the Investor's representations set forth herein and that in order to obtain such exemption, the transfer of such Purchased Shares is restricted by Section 4.2. of this Agreement and the legend required by Section
4.2. of this Agreement.

         Section 4.2. Transfer Restrictions. The Investor will not offer for sale, sell or otherwise transfer any Purchased Shares unless such shares have been registered under the Securities Act and under applicable state securities laws or such shares or their offer, sale or transfer are exempt form such registration and the Company has received an opinion of counsel, in form and substance reasonable satisfactory to the Company, to the effect that such shares or their offer, sale or transfer are so exempt. Any certificate representing any Purchased Shares issued hereunder shall bear the following legend:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THEY OR SUCH OFFER, SALE OR TRANSFER ARE EXEMPT FROM SUCH REGISTRATION AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IN FORM AND SUBSTANCE TO THAT EFFECT.



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         Section 4.3.   Investment Intent. The Investor is purchasing the
Purchased Shares for the Investor's own account and not for other persons and for investment and not with a view to the distribution of any of the Purchased Shares.

         Section 4.4. Information. The Investor has received a copy of the items set forth on Schedule B hereto and has carefully reviewed such materials. The Company has delivered no other material, nor made any oral or written representations to any Investor regarding the Company or its prospects other than those representations contained in this Agreement. The Investor has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, financial condition and prospects of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to the Investor.

         Section 4.5. Investor Sophistication, Suitability. The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of investment in the Purchased Shares. The Investor has determined that the Purchased Shares are a suitable investment for the Investor and that the Investor could bear the complete loss of the Investor's investment in the Purchased Shares.

         Section 4.6. Capacity; Enforceability. The Investor represents and warrants that: (a) if it is executing this Agreement in a representative or fiduciary capacity, it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of its principal; and (b) this Agreement constitutes a valid and legally binding obligation of the Investor enforceable against the Investor in accordance with its terms.

         Section 4.7. Indemnification. The Investor shall indemnify the Company against any and all claims, losses and liabilities (and actions and proceedings in respect thereof) arising out of or related to any breach of any warranty or agreement made by the Investor in this Article 4 or any misrepresentation of the Investor contained herein and will reimburse the Company for any legal or any other expense reasonably incurred in connection with investigating or defending any such claim, loss, liability, action or proceeding.

ARTICLE 5.   CONDITIONS TO INVESTOR'S OBLIGATIONS AT CLOSING

         The Investor's obligations to purchase the Purchased Shares at the Closing are subject to the fulfillment on or before the Closing Date of the following conditions to the extent not waived by the Investor:

         Section 5.1. Representations and Warranties Correct. The representations and warranties made by the Company in Article 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

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         Section 5.2. Covenants.  All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all respects.

         Section 5.3. Closing Date. The Closing shall have occurred on or before October 25, 1996, unless extended.

         Section 5.4. Acquisition. The Agreement of Sale dated as of October 22, 1996, between the Company and A.P.S., Inc., a Delaware corporation, shall have closed contemporaneously herewith.

         Section 5.5. Compliance Certificate. The Company shall have delivered to the Investor a certificate, executed by the President of the Company, dated the Closing Date, certifying the fulfillment of the conditions specified in Sections 5.1. and 5.2. of this Agreement.

         Section 5.6. Legal Opinion. The Company shall have delivered to the special counsel to the Investor a written legal opinion of its counsel, Schifino & Fleischer, P.A. as to the matters in Sections 3.1., 3.2., and 3.3., subject to customary qualifications and assumptions.

         Section 5.7. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investor, and the Investor shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.


ARTICLE 6.   CONDITIONS TO COMPANY'S OBLIGATIONS AT CLOSING

         The Company's obligation to sell the Purchased Shares at the Closing is subject to the fulfillment on or before the Closing Date of the following conditions to the extent not waived by the Company.

         Section 6.1. Receipt of Payment. The Company shall have received payment for the Purchased Shares.

         Section 6.2.  Representations Correct. The representations made in
Article 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

         Section 6.3. Qualifications, Legal Investment. No stop order or other order enjoining the sale of the Purchased Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by any person or governmental authority. At the time of the Closing, the sale and issuance of the Purchased Shares shall be legally permitted by all laws and regulations to which the Investor and the Company are subject.



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ARTICLE 7.   BOARD PARTICIPATION

         Section 7.1. Meetings of the Board of Directors. As long as the Investor owns in excess of five percent (5%) of the issued and outstanding shares of the Company, the Investor shall be entitled to select an authorized representative to attend all regularly scheduled and all special meetings of the Board of Directors of the Company. Any notice required in connection with such meetings shall be sent to:

                          Autoparts Finance Company, Inc.
                          15710 John F. Kennedy Boulevard, Suite 700
                          Houston, Texas 77032
                          Attn:  Vice President & General Counsel
                          Telephone:  (713) 507-1135
                          Telecopy:  (713) 507-1367

         The Investor's representative shall not be a member of the Company's Board of Directors.

         Section 7.2. Copies of Documents. The Investor shall be provided with
(a) a copy of the minutes of all meetings of the Board of Directors of the Company, and (b) a copy of any documents filed with the Securities and Exchange Commission. Such documents shall be sent to the Investor, at the address identified in Section 7.1 above, no later than 14 days following the meeting or filing date.


ARTICLE 8.    MISCELLANEOUS

         Section 8.1. Survival. The representations, warranties, covenants and agreements made by the parties herein shall survive any investigation made by the Investor or the Company and shall survive the Closing of the transactions contemplated hereby.

         Section 8.2. Expenses. The Company and the Investor shall each bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

         Section 8.3. Notices. Any notice, request or other communication required or permitted to be given under this Agreement, except as otherwise provided for in Section 7 hereof, shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and confirmation of receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed (a) if to the Investor, at the address set forth on Schedule A, or (b) if to the Company, at the address set forth above. Any party may change its address for notices in the manner set forth above.



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         Section 8.4. Successors and Assigns. Except as otherwise provided herein, the terms of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives and corporate or partnership successors of the parties. The Investor may not assign its rights to purchase Common Stock hereunder without the prior written consent of the Company.

         Section 8.5. This Agreement. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and its supersedes and discharges all prior negotiations and agreements (written or oral) concerning such subject matter.

         Section 8.6. Non-Waiver. Neither the failure of nor any delay by any party to this Agreement to enforce any right hereunder or to demand compliance with its terms is a waiver of any right hereunder or constitutes a course of dealing that modified this Agreement.

         Section 8.7. Waivers. No waiver of any right or remedy under this Agreement shall be binding on any party unless it is in writing and is signed by the party to be charged. No such waiver of any right or remedy under any term of this Agreement shall in any event be deemed to apply to any subsequent default under the same or any other term contained herein.

         Section 8.8. Amendments. No amendment, modification or termination of this Agreement shall be binding on any party hereto unless it is in writing and is signed by the parties hereto.

         Section 8.9. Severability. The terms of this Agreement are severable and the invalidity of all or any part of any term of this Agreement shall not render invalid the remainder of this Agreement or the remainder of such term. If any term of this Agreement is so broad as to be unenforceable, such term shall be interpreted to be only so broad as is enforceable.

         Section 8.10. Third Parties. Nothing herein expressed or implied is intended or shall be construed to give any person other than the parties hereto any rights or remedies under this Agreement.

         Section 8.11. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing one or more counterparts.

         Section 8.12. Governing Law. The validity, terms, performance and enforcement of this Agreement shall be governed by laws of the State of Florida that are applicable to agreements negotiated, executed, delivered and performed solely in the state of Florida.



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         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorized officer on this 22nd day of October, 1996.


                                           THE COMPANY:

                                           THE PARTS SOURCE, INC.
                                           DBA ACE AUTO PARTS


                                           By:  /s/ Thomas D. Cox
                                                ----------------------------
                                           Name:  Thomas D. Cox
                                           Title:  President



                                           THE INVESTOR:

                                           AUTOPARTS FINANCE COMPANY, INC.

                                           By:  /s/ E. Eugene Lauver
                                                ----------------------------
                                           Name:  E. Eugene Lauver
                                           Title:  Vice President




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